T. Rowe Price Health Sciences Portfolio

Supplement to Summary Prospectus Dated May 1, 2016

Effective September 1, 2016, the T. Rowe Price Health Sciences Portfolio (Fund) will resume accepting new accounts and purchases from most new direct investors. The Fund was closed to new investors on June 1, 2015, due to significant purchases and asset growth, which created challenges for the portfolio manager to invest fully in the health sciences industry. Given changed market conditions, the Fund’s investment adviser and Board of Directors concluded it was in the shareholders’ best interests to reopen the Fund to new accounts.

Accordingly, effective September 1, 2016, the first sentence under “Purchase and Sale of Fund Shares” is deleted in its entirety from the summary prospectus.

Financial intermediaries, insurance companies, and other institutional clients should contact T. Rowe Price Financial Institution Services or their relationship manager to determine eligibility to open new accounts and purchase shares of the Fund.

The date of this supplement is August 10, 2016.

E309-041-S 8/10/16